UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-07838

American Select Portfolio Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Charles D. Gariboldi, 800 Nicollet Mall Minneapolis, MN 55402
(Name and address of agent for service)

800-677-3863
Registrant's telephone number, including area code

Date of fiscal year end: 08/31/06

Date of reporting period: 05/31/06

Item 1. Schedule of Investments

Schedule of INVESTMENTS May 31, 2006 (unaudited)

American Select Portfolio

Description of Security	Dated Acquired	Par Value/ Shares	Cost	Value (a)
(Percentages of each investment category relate to net assets)

U.S. Government Agency Mortgage-Backed Securities (b) - 4.1%
Fixed Rate - 4.1%
Federal Home Loan Mortgage Corporation
5.50%, 1/1/18, #E93231		$2,561,45	$2,636,04	$2,527,675
7.50%, 12/1/29, #C00896		395,229	388,093	409,235
Federal National Mortgage Association
5.00%, 11/1/17, #657356		1,328,719	1,335,347	1,288,775
6.50%, 6/1/29, #252497		1,325,732	1,317,089	1,342,967
7.50%, 5/1/30, #535289		97,987	94,810	101,453
8.00%, 5/1/30, #538266		40,390	39,897	42,565
Total U.S. Government Agency Mortgage-Backed Securities			5,811,282	5,712,670

Corporate Note - 3.6%
Adjustable Rate (c) (e) - 3.6%
Stratus Properties, 9.33%, 1/1/08	12/28/00	5,000,000	5,000,000	5,100,000

Whole Loans and Participation Mortgages (d) (e) - 94.9%
Commercial Loans - 42.4%
12000 Aerospace, Clear Lake, TX, 5.43%, 1/1/10 (b)	12/22/04	5,177,076	5,177,076	5,085,685
Best Buy, Fullerton, CA, 8.63%, 1/1/11	12/29/00	1,802,808	1,802,808	1,892,948
George Gee Pontiac, Liberty Lake, WA, 7.23%, 7/1/10 (f)	06/30/05	4,675,000	4,675,000	4,883,033
George Gee Pontiac, Liberty Lake, WA, 7.25%, 7/1/10 (f)	06/30/05	2,125,000	2,125,000	2,217,625
Highland Park I, Scottsdale, AZ, 6.77%, 3/1/11 (f)	02/23/06	9,500,000	9,500,000	9,718,443
Highland Park II, Scottsdale, AZ, 9.88%, 3/1/11 (f)	02/23/06	1,200,000	1,200,000	1,076,663
Landmark Bank Center, Sarasota, FL, 5.85%, 7/1/09 (b)	10/01/04	4,720,941	4,720,941	4,688,291
Northrop Grumman Campus I, Colorado Springs, CO, 8.29%, 12/1/08 (c) (f)	11/15/05	5,700,000	5,700,000	5,867,591
Northrop Grumman Campus II, Colorado Springs, CO, 13.88%, 12/1/08 (f)	11/15/05	1,100,000	1,100,000	1,098,439
Oxford Mall, Oxford, MS, 9.04%, 10/1/06 (c) (f)	09/24/04	5,175,000	5,175,000	5,175,000
Peony Promenade, Plymouth, MN, 6.93%, 6/1/13 (b)	05/12/03	5,015,986	5,015,986	5,232,576
Point Plaza, Turnwater, WA, 8.43%, 1/1/11 (b)	04/19/04	6,063,659	6,063,659	5,519,940
Town Square #6, Olympia, WA, 7.40%, 9/1/12 (b)	08/02/02	3,881,457	3,881,457	4,075,530
Victory Packaging, Phoenix, AZ, 8.53%, 1/1/12 (b)	12/20/01	2,470,707	2,470,707	2,594,242
			58,607,634	59,126,006

Multifamily Loans - 52.5%
Blossom Corners Apartments I, Orlando, FL, 8.54%, 2/1/09 (c) (f)	01/19/06	3,750,000	3,750,000	3,862,500
Blossom Corners Apartments II, Orlando, FL, 14.88%, 2/1/09 (f)	01/19/06	450,000	450,000	439,909
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15 (b)	08/11/03	4,653,352	4,653,352	4,491,091
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	08/11/03	677,683	677,683	699,526
Casa del Vista Apartments, Carson City, NV, 8.40%, 1/1/08 (b)	12/15/00	2,876,225	2,876,225	2,933,749
Centre Court, White Oaks and Green Acres Apartments, North Canton and Massilon, OH, 8.65%, 1/1/09 (b)	12/30/98	3,676,271	3,676,271	3,786,559
Colonia Tepeyac Apartments I, Dallas, TX, 8.22%, 12/1/06 (b) (f)	12/03/03	5,744,000	5,744,000	5,727,174
Colonia Tepeyac Apartments II, Dallas, TX, 14.88%, 12/1/06 (f)	12/03/03	718,000	718,000	685,570
El Conquistador Apartments, Tucson, AZ, 7.65%, 4/1/09 (b)	03/24/99	2,669,155	2,669,155	2,749,230
Fountain Villas, Phoenix, AZ, 8.54%, 9/1/08 (c) (f)	08/08/05	1,825,000	1,825,000	1,825,000
Glen Iris Land, Atlanta, GA, 8.54%, 3/1/07 (c) (f)	03/01/07	6,250,000	6,250,000	6,250,000
Greenwood Residences, Milton, WA, 7.63%, 4/1/08 (b)	04/01/08	2,172,549	2,172,549	2,216,000
Hunters Meadow, Colorado Springs, CO, 7.80%, 8/1/12 (b)	07/02/02	6,167,184	6,167,184	6,475,544
Lakeside Village Apartments I, Oklahoma City, OK, 8.29%, 6/1/07 (c) (f)	05/19/04	3,700,000	3,700,000	3,670,662
Lakeside Village Apartments II, Oklahoma City, OK, 14.88%, 6/1/07 (f)	05/19/04	460,000	460,000	418,127
Revere Apartments, Revere, MA, 7.28%, 5/1/09 (b)	04/22/99	1,192,103	1,192,103	1,225,103
RP Urban Partners, Oxnard, CA, 8.54%, 3/1/10 (c) (f)	02/23/05	5,000,000	5,000,000	5,084,110
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13 (b)	06/05/03	6,979,109	6,979,109	7,097,545
Village Commons Apartments, San Ramon, CA, 7.44%, 5/1/08 (c) (f)	04/27/05	7,060,000	7,060,000	7,062,132
Woodstock Apartments I, Dallas, TX, 8.04%, 1/1/06 (c) (f) (g)	12/06/01	8,300,000	8,300,000	5,810,000
Woodstock Apartments II, Dallas, TX, 8.88%, 1/1/06 (f) (g)	12/06/01	1,000,000	1,000,000	700,000
			75,320,631	73,209,531

Total Whole Loans and Participation Mortgages			133,928,265	132,335,537

Preferred Stocks - 12.5%
Real Estate Investment Trusts - 12.5%
AMB Property, Series M (b)		8,700	222,285	206,799
AMB Property, Series O (b)		55,000	1,375,000	1,359,534
BRE Properties, Series C (b)		68,000	1,713,000	1,612,280
BRE Properties, Series D (b)		3,434	86,548	81,351
CarrAmerica Realty Corp., Series E (b)		60,169	1,546,634	1,507,835
Developers Diversified Realty, Series H		13,437	338,536	332,163
Developers Diversified Realty, Series I		52,912	1,356,657	1,329,679
Duke Realty Corp., Series L (b)		71,000	1,787,780	1,644,360
First Industry Realty Trust, Series J		45,050	1,142,018	1,099,220
Health Care Properties, Series E (b)		3,510	90,207	88,768
Health Care Properties, Series F		22,800	576,840	564,072
HRPT Properties Trust, Series C (b)		50,000	1,250,000	1,220,000
PS Business Parks, Inc., Series H		30,000	744,036	721,500
PS Business Parks, Inc., Series I		16,000	388,272	375,200
PS Business Parks, Inc., Series M		22,210	554,629	553,029
Public Storage, Series E (b)		65,000	1,627,750	1,534,650
Regency Centers Corp., Series C (b)		5,888	151,779	146,022
Regency Centers Corp., Series D (b)		64,000	1,592,900	1,462,003
Vornado Realty Trust, Series F (b)		60,000	1,491,563	1,414,200
Vornado Realty Trust, Series I (b)		6,000	139,500	138,900
Total Preferred Stocks			18,175,934	17,391,565

Total Investments in Unaffiliated Securities			162,915,481	160,539,772

Short-Term Investment - 7.8%
First American Prime Obligations Fund, Class Z (h)		10,935,843	10,935,843	10,935,843

Total Investments in Securities (I) - 122.9%			$173,851,324	$171,475,615

Notes to Schedule of Investments:

(a)
Security valuations for the fund’s investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; the issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and, therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a FAF Advisors, Inc. pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly. Although FAF Advisors, Inc. believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in a negotiation between the fund and third parties.

As of May 31, 2006, the fund held fair value securities with a value of $137,435,537 or 98.5% of net assets.

(b)	On May 31, 2006, securities valued at $81,639,201 were pledged as collateral for the following outstanding reverse repurchase agreements:

	Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
	$5,779,769	5/10/2006	5.13%	6/9/2006	$24,709	(1)
	21,000,000	5/1/2006	5.92%	6/1/2006	106,963	(2)
	6,078,000	5/10/2006	5.78%	6/9/2006	29,276	(3)
	$32,857,769				$160,948

*	Interest rate as of May 31, 2006. Rate is based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:
(1)	Morgan Stanley:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $2,561,454 par
Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $395,229 par
Federal National Mortgage Association, 5.00%, 11/1/17, $1,328,719 par
Federal National Mortgage Association, 6.50%, 6/1/29, $1,325,732 par
Federal National Mortgage Association, 7.50%, 5/1/30, $97,987 par
Federal National Mortgage Association, 8.00%, 5/1/30, $40,390 par

(2)	Morgan Stanley:
12000 Aerospace, 5.43%, 1/1/10, $5,177,076 par
Briarhill Apartments I, 6.90%, 9/1/15, $4,653,352 par
Casa del Vista Apartments, 8.40%, 1/1/08, $2,876,225 par
Centre Court, White Oaks, and Green Acres Apartments, 8.65%, 1/1/09, $3,676,271 par
Colonia Tepeyac Apartments I, 8.22%, 12/1/06, $5,744,000 par
El Conquistador Apartments, 7.65%, 4/1/09, $2,669,155 par
Greenwood Residences, 7.63%, 4/1/08, $2,172,549 par
Hunters Meadow, 7.80%, 8/1/12, $6,167,184 par
Landmark Bank Center, 5.85%, 7/1/09, $4,720,941 par
Peony Promenade, 6.93%, 6/1/13, $5,015,986 par
Point Plaza, 8.43%, 1/1/11, $6,063,659 par
Revere Apartments, 7.28%, 5/1/09, $1,192,103 par
Sheridan Pond Apartments, 6.43%, 7/1/13, $6,979,109 par
Town Square #6, 7.40%, 9/1/12, $3,881,457 par
Victory Packaging, 8.53%, 1/1/12, $2,470,707 par

(3)	Dresdner Bank:
AMB Property, Series M, 8,700 shares
AMB Property, Series O, 55,000 shares
BRE Properties, Series C, 68,000 shares
BRE Properties, Series D, 3,434 shares
CarrAmerica Realty, Series E, 44,669 shares
Duke Realty, Series L, 71,000 shares
Health Care Properties, Series E, 3,510 shares
HRPT Properties Trust, Series C, 50,000 shares
Public Storage, Series E, 65,000 shares
Regency Centers, Series C, 5,888 shares
Regency Centers, Series D, 64,000 shares
Vornado Realty Trust, Series F, 60,000 shares
Vornado Realty Trust, Series I, 6,000 shares

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $60,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $60,000,000 lending commitment.

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $10,000,000 using preferred stock as collateral.  The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $10,000,000 lending commitment.

(c)	Variable Rate Security - The rate shown is the net coupon rate in effect on May 31, 2006.

(d)	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on May 31, 2006.

(e)
Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. See note (a) above.

(f)	Interest only - Represents securities that entitle holders to receive only interest payments on the mortgage. The interest rate disclosed represents the net coupon rate in effect as of May 31, 2006.

(g)	Security is in default.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

(i)	On May 31, 2006, the cost of investments in securities was $173,851,324. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost were as follows:

Gross unrealized appreciation	$2,439,081
Gross unrealized depreciation	(4,814,790)
Net unrealized depreciation	$(2,375,709)

Item 2 - Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 - Exhibits

Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Select Portfolio Inc.

By:

/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: July 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: July 31, 2006

By:

/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: July 31, 2006